UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 15, 2006

(Date of Report - Date of Earliest Event Reported)

Rapid Link Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22636	75-2461665

(Commission File Number)	(IRS Employer Identification No.)

17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272

(Address of principal executive offices, including zip code)

(310) 566-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Entry Regulation FD Disclosure

Members of the management team of Rapid Link Incorporated (the "Registrant") will present at the Rodman and Renshaw Third Annual Security, Bio-defense & Connectivity Conference in New York City, New York on June 19, 2006. The presentation is expected to begin at 4:30 p.m. Eastern Time at the St. Regis hotel in New York City. A copy of the power-point slide presentation to be used by the Registrant at the conference is furnished as Exhibit 99.1.

The information in this Item 7.01 and the exhibits attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.

Item 9.01  Exhibits.

(c)     Exhibits:

Exhibit Number            Description of Document

99.1      Press release dated June 7, 2006.

99.2      Power point slides to be presented at Rodman and Renshaw Third Annual Security, Bio-defense & Connectivity Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2006	Rapid Link Incorporated

By: /s/ John Jenkins

John Jenkins
Chief Executive Officer